UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2012

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas		72032
(Address of principal executive offices)		(Zip Code)

(501) 328-4770

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 2, 2012, Home BancShares, Inc. issued a press release announcing that its wholly owned subsidiary Centennial Bank has acquired the banking operations of Heritage Bank of Florida (“Heritage”) from the Federal Deposit Insurance Corporation (“FDIC”). This transaction does not include any non-performing loans or other real estate owned of Heritage. In connection with the Heritage acquisition, Centennial Bank has opted to not enter into a loss-sharing agreement with the FDIC. Copies of the press release and related supplemental materials are attached as Exhibits 99.1 and 99.2 to this Current Report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

          (d) Exhibits

99.1	Press Release: Home BancShares and Centennial Bank Continue Building Presence in Florida with Opportunistic Acquisition.

99.2	Supplemental materials to Press Release dated November 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: November 2, 2012	/s/ Brian Davis
Brian Davis
Chief Accounting Officer & Investor Relations Officer